                                                                    EXHIBIT 10.2


                                                                  CONFORMED COPY



                         AMENDMENT TO CREDIT AGREEMENT


                 AMENDMENT AGREEMENT dated as of March 25, 1996 among EXIDE ELECTRONICS GROUP, INC. (the "Borrower"), the LENDERS listed on Schedule 1 hereto (each, an "Assignor" and, collectively, the "Assignors"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK as Issuing Lender (an "Issuing Lender"), Administrative Agent (the "Administrative Agent"), and Swing Lender (the "Swing Lender"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Issuing Lender (together with the Issuing Lender, the "Issuing Lenders") and the lenders listed on Schedule 2 hereto (each, an "Assignee" and collectively, the "Assignees").


                             W I T N E S S E T H :

                 WHEREAS, the Borrower, certain of its Subsidiaries as Guarantors, the Assignors, the Issuing Lenders, the Administrative Agent, the Swing Lender and Bank of America Illinois, as Documentation Agent have heretofore entered into a Credit Agreement dated as of March 13, 1996 (the "Credit Agreement");

                 WHEREAS, the Borrower and the Assignors wish to amend the Credit Agreement as set forth herein;

                 WHEREAS, each Assignor proposes to assign to each Assignee all of the rights of such Assignor under the Credit Agreement and the other Loan Documents in respect of a portion of its Revolving Commitment and its Revolving Loan and Term Loan, on the terms and conditions set forth herein, and each Assignee proposes to accept such assignment of such rights and assume the corresponding obligations from each Assignor; and

                 WHEREAS, the parties agree that each Assignee shall be a Lender for all purposes under the Credit Agreement as though a Lender initially a signatory to the Credit Agreement together with the Assignors, and wish to amend the signature pages to the Credit Agreement to reflect the foregoing;

                 NOW, THEREFORE, the parties hereto agree as follows:

                 SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

                 SECTION 2.  Amendment of Credit Agreement.

                 (a) The signature pages to the Credit Agreement are amended by replacing the signature pages designated therein as containing the names of the "Lenders" with the signature pages attached to this Agreement designated as containing the names of the Lenders (the "Amended Lender Signature Pages").
The Amended Lender Signature Pages shall constitute the complete set of signature pages to the Credit Agreement containing the names of the Lenders; provided that the references to "Term Commitments" on the Amended Lender Signature Pages are for convenience of reference only, and do not indicate any Term Commitment on the part of any Lender, which Term Commitments were the subject of a Term Borrowing on the Closing Date and thereupon terminated in accordance with the terms of Section 2.4(a) of the Credit Agreement.

                 (b) The words "of any Major Casualty Event" where they appear in Section 2.8(b) of the Credit Agreement are replaced with the words "from the receipt of any Major Casualty Proceeds".

                 SECTION 3. Assignment of Commitments and Loans. (a) On and effective as of the date hereof, (i) each Assignor assigns and sells to the Assignees (ratably in accordance with the aggregate amounts thereof purchased and accepted by each such Assignee hereunder pursuant to clause (ii) below) a portion of its Revolving Commitment (including without limitation rights and obligations with respect to outstanding Letters of Credit) and its outstanding Revolving Loan and Term Loan, and (ii) each Assignee hereby purchases and accepts from the Assignors (ratably in accordance with the respective amounts thereof assigned and sold by each such Assignor pursuant to clause (i) above), a portion of such Revolving Credit Commitments (including without limitation rights and obligations with respect to outstanding Letters of Credit) and outstanding Revolving Loans and Term Loans (the "Assigned Amounts"), such that after giving effect to all such transactions:

                 (A) each Assignor shall have a Revolving Commitment and an outstanding principal amount of Revolving Loan and Term Loan in the respective amounts set forth under the applicable heading opposite such Assignor's name on Schedule 1 hereto; and

                 (B) each Assignee shall become a "Lender" for all purposes under the Credit Agreement with a Revolving Commitment and an outstanding principal amount of Revolving Loan and Term Loan in the respective amounts set forth under the applicable heading opposite such Assignee's name on Schedule 2 hereto and, in the case of any such Lender designated as a "Lead Manager" on such Schedule 2, shall be a Lead Manager under the Credit Agreement.

Each Assignor represents that, other than pursuant to this Agreement, it has not transferred any interest in or caused any Lien to be created with respect to the Assigned Amounts assigned by it hereunder.

                 (b) The transactions referred to in clause (a) shall be effective upon (i) payment by each Assignee to the Administrative Agent, for the account of the several Assignors in accordance with clause (a) above of the respective amounts on Part 1 of Schedule 3 hereto opposite such Assignee's name under the heading "Amount To Be Paid by Assignees" (representing the principal amount of, without accrued interest on, the Term Loans and the Revolving Loans, respectively, purchased by such Assignee) and (ii) receipt by each Assignor of the respective amounts on Part 2 of Schedule 3 hereto opposite such Assignor's name under the heading "Amount To Be Received by Assignors" (representing the principal amount of, without accrued interest on, the Term Loans and the Revolving Loans, respectively, transferred by such Assignor).

                 (c) It is understood that commitment fees with respect to the portion of the Revolving Commitments, and interest on the portion of the Revolving Loans and Term Loans, assigned hereunder by each Assignor accruing to the date hereof are for the account of the such Assignor, and such fees and interest with respect to the portion of the Revolving Commitments, Revolving Loans and Term Loans assumed hereunder by each Assignee accruing from and including the date hereof are for the account of such Assignee. Each Assignor and each Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of any other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                 (d) This Agreement is conditioned upon the consent of the Borrower, the Administrative Agent, the Issuing Lenders and the Swing Lender pursuant to Section 10.6(c) of the Credit Agreement. The execution of this

Agreement by the Borrower, the Administrative Agent, the Issuing Lenders and the Swing Lender is evidence of this consent. Pursuant to Section 10.6(c) the Borrower agrees to execute and deliver a Note payable to the order of each Assignee to evidence the assignment and assumption provided for herein.

                 (e) Each Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of any Loan Document. Each Assignee acknowledges that it has, independently and without reliance on the Assignors, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

                 SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

                 (a) no Default under the Credit Agreement has occurred and is continuing; and

                 (b) each representation and warranty of the Obligors contained in the Loan Documents are true on and as of the date of this Agreement.

                 SECTION 5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 SECTION 6. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall be effective upon (i) receipt by the Administrative Agent of a duly executed counterpart copy hereof from each Assignor, each Assignee, the Borrower, the Administrative Agent, the Swing Lender and the Issuing Lender (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) payment of the amounts referred to in Section 3(b) above.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                        EXIDE ELECTRONICS GROUP, INC.


                                        By /s/ Marty R. Kittrell
                                          ---------------------------
                                           Title: Vice President





                        SIGNATURES CONTINUE ON NEXT PAGE

   TERM                     REVOLVING
COMMITMENTS                COMMITMENTS                 LENDERS THAT ARE AGENTS OR CO-AGENTS
- -----------                -----------                 ------------------------------------
$3,642,857                 $9,107,143                  MORGAN GUARANTY TRUST COMPANY
                                                         OF NEW YORK

                                                       By /s/ Douglas A. Cruikshank
                                                         ---------------------------
                                                         Title: Vice President


$3,607,143                 $9,017,857                  FIRST UNION NATIONAL BANK OF
                                                         NORTH CAROLINA

                                                       By /s/ T. M. Molitor
                                                         ------------------------------
                                                         Title: Vice President


$3,607,143                 $9,017,857                  BANK OF AMERICA ILLINOIS

                                                       By /s/ Michael J. McKenney
                                                         -------------------------------
                                                         Title: Vice President


$3,571,429                 $8,928,571                  NATIONSBANK, N.A.

                                                       By /s/ Richard G. Parkhurst, Jr.
                                                         ------------------------------
                                                         Title: Vice President


$3,571,429                 $8,928,571                  ABN AMRO BANK, N.V.

                                                       By /s/ Larry Kelley
                                                         ------------------------------
                                                         Title: Group Vice President


                                                       By /s/ Robert A. Budnek
                                                         ------------------------------
                                                         Title: Vice President


   TERM                     REVOLVING
COMMITMENTS                COMMITMENTS                 LENDERS AND LEAD MANAGERS
- -----------                -----------                 -------------------------
$2,857,143                 $7,142,857                  BANQUE PARIBAS


                                                       By /s/ Mary T. Finnegan
                                                         ------------------------------
                                                         Title: Group Vice President


                                                       By /s/ John J. McCormick, III
                                                         ------------------------------
                                                         Title: Vice President


$2,857,143                 $7,142,857                  BRANCH BANKING & TRUST COMPANY


                                                       By /s/ Richard E. Fowler
                                                         ------------------------------
                                                         Title: Senior Vice President


$2,857,143                 $7,142,857                  BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                                       By /s/ Timothy Daileader
                                                         ------------------------------
                                                         Title: Assistant Vice President


                                                       By /s/ William Maier
                                                         ------------------------------
                                                         Title: Vice President and Group
                                                                Manager

$2,857,143                 $7,142,857                  CREDIT LYONNAIS NEW YORK BRANCH


                                                       By /s/ Frederick S. Haddad
                                                         ------------------------------
                                                         Title: Senior Vice President


                                                       CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                                       By /s/ Frederick S. Haddad
                                                         ------------------------------
                                                         Title: Authorized Signature



   TERM                     REVOLVING
COMMITMENTS                COMMITMENTS                 LENDERS AND LEAD MANAGERS
- -----------                -----------                 -------------------------
$2,857,143                 $7,142,857                  LTCB TRUST COMPANY


                                                       By /s/ John J. Sullivan
                                                         ------------------------------
                                                         Title: Executive Vice President


$2,857,143                 $7,142,857                  MERITA BANK LTD


                                                       By /s/ Pentti Mansukoski
                                                         ------------------------------
                                                         Title: Senior Vice President


                                                       By /s/ John Kehnle
                                                         ------------------------------
                                                         Title: Vice President


$2,857,143                 $7,142,857                  THE MITSUBISHI TRUST AND BANKING
                                                         CORPORATION


                                                       By /s/ Patricia Loret de Mola
                                                         ------------------------------
                                                         Title: Senior Vice President


$2,857,143                 $7,142,857                  SOCIETE GENERALE


                                                       By /s/ Ralph Saheb
                                                         ------------------------------
                                                         Title: Vice President


                                                       OTHER LENDERS
                                                       -------------

$2,000,000                 $5,000,000                  VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                                         INCOME TRUST

                                                       By /s/ Brian G. Wood
                                                         ------------------------------
                                                         Title: Vice President


   TERM                     REVOLVING
COMMITMENTS                COMMITMENTS                 OTHER LENDERS
- -----------                -----------                 -------------
$1,428,571                 $3,571,429                  THE MITSUBISHI BANK, LIMITED


                                                       By /s/ Randy Szuch
                                                         ------------------------------
                                                         Title: Vice President


$1,428,571                 $3,571,429                  BANK OF MONTREAL


                                                       By /s/ Danise Longworth
                                                         ------------------------------
                                                         Title: Director


$1,428,571                 $3,571,429                  THE DAI-ICHI KANGYO BANK, LIMITED,
                                                         ATLANTA AGENCY

                                                       By /s/ Toshiaki Kurihara
                                                         ------------------------------
                                                         Title: Joint General Manager


$1,428,571                 $3,571,429                  THE FUJI BANK, LIMITED, ATLANTA
                                                         AGENCY


                                                       By /s/ Toshihiro Mitsui
                                                         ------------------------------
                                                         Title: Vice President & Manager


$1,428,571                 $3,571,429                  THE YASUDA TRUST & BANKING CO., LTD.


                                                       By /s/ Makoto Tagawa
                                                         ------------------------------
                                                         Title: Deputy General Manager

TOTAL TERM                 TOTAL REVOLVING
COMMITMENTS                  COMMITMENTS
- -----------                  -----------

$50,000,000                $125,000,000



                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Administrative
                                          Agent, Issuing Lender and
                                          Swing Lender


                                        By /s/ Douglas A. Cruikshank
                                          ------------------------------
                                        Name:  Douglas A. Cruikshank
                                        Title:  Vice President
                                        Address:  60 Wall Street
                                                  New York, NY 10260-0060
                                        Telex:
                                        Facsimile: (212) 648-5336


                                        BANK OF AMERICA ILLINOIS, as
                                          Documentation Agent



                                        By /s/ Michael J. McKenney
                                          -------------------------------
                                        Name:  Michael J. McKenney
                                        Title:  Vice President
                                        Address:  1230 Peachtree Street
                                                  Suite 3800
                                                  Atlanta, Georgia 30309
                                        Telex:
                                        Facsimile: (404) 249-6938

                                   SCHEDULE 1


                                              Term Loan         Revolving Commitment             Revolving Loans
                                              ---------         --------------------             ---------------
 Morgan Guaranty Trust                       $3,642,857              $9,107,143                    $6,411,429
 Company of New York

 First Union National Bank                    3,607,143               9,017,857                     6,348,571
 of North Carolina

 Bank of America Illinois                     3,607,143               9,017,857                     6,348,571

 NationsBank, N.A.                            3,571,429               8,928,571                     6,285,714

 ABN AMRO Bank, N.V.                          3,571,429               8,928,571                     6,285,714



                                   SCHEDULE 2


              Lenders                              Term Loan       Revolving Commitment          Revolving Loans
              -------                              ---------       --------------------          ---------------
 Lenders and Lead
 ----------------
 Managers
 -----------------

 Banque Paribas                                   $2,857,143            $7,142,857                  $5,028,571

 Branch Banking & Trust Company                   $2,857,143            $7,142,857                  $5,028,571

 Banque Francaise du Commerce                     $2,857,143            $7,142,857                  $5,028,571
 Exterieur

 Credit Lyonnais New York Branch                  $2,857,143            $7,142,857                  $5,028,571
 and Credit Lyonnais Cayman
 Island Branch

 LTCB Trust Company                               $2,857,143            $7,142,857                  $5,028,571

 Merita Bank Ltd                                  $2,857,143            $7,142,857                  $5,028,571

 The Mitsubishi Trust and                         $2,857,143            $7,142,857                  $5,028,571
 Banking Corporation

 Societe Generale                                 $2,857,143            $7,142,857                  $5,028,571

 Other Lenders
 -------------

 Van Kampen American Capital                      $2,000,000            $5,000,000                  $3,520,000
 Prime Rate Income Trust

 Bank of Montreal                                 $1,428,571            $3,571,429                  $2,514,286

 The Dai-Ichi Kangyo Bank, Ltd.                   $1,428,571            $3,571,429                  $2,514,286

 The Fuji Bank, Limited, Atlanta                  $1,428,571            $3,571,429                  $2,514,286
 Agency



 The Mitsubishi Bank, Limited                     $1,428,571            $3,571,429                  $2,514,286

 The Yasuda Trust & Banking Co.,                  $1,428,571            $3,571,429                  $2,514,286
 Ltd.


                                   SCHEDULE 3

Part 1                     Amount to be Paid by Assignees

                 Assignee                            Term Loans                       Revolving Loans
                 --------                            ----------                       ---------------
 Banque Paribas                                      $2,857,143                         $5,028,571

 Branch Banking & Trust Company                      $2,857,143                         $5,028,571

 Banque Francaise du Commerce Exterieur              $2,857,143                         $5,028,571

 Credit Lyonnais New York Branch and                 $2,857,143                         $5,028,571
 Credit Lyonnais Cayman Island Branch

 LTCB Trust Company                                  $2,857,143                         $5,028,571

 Merita Bank Ltd                                     $2,857,143                         $5,028,571

 The Mitsubishi Trust and Banking                    $2,857,143                         $5,028,571
 Corporation

 Societe Generale                                    $2,857,143                         $5,028,571

 Van Kampen American Capital Prime Rate              $2,000,000                         $3,520,000
 Income Trust

 Bank of Montreal                                    $1,428,571                         $2,514,286

 The Dai-Ichi Kangyo Bank, Ltd.                      $1,428,571                         $2,514,286

 The Fuji Bank, Limited, Atlanta Agency              $1,428,571                         $2,514,286

 The Mitsubishi Bank, Limited                        $1,428,571                         $2,514,286

 The Yasuda Trust & Banking Co., Ltd.                $1,428,571                         $2,514,286



Part 2                     Amount to be Received by Assignors

                 Assignor                            Term Loans                       Revolving Loans
                 --------                            ----------                       ---------------
 Morgan Guaranty Trust Company                       $9,690,476                         $17,055,237

 First Union National Bank of North                  $8,615,079                         $15,162,540
 Carolina

 Bank of America Illinois                            $7,503,968                         $13,206,985

 NationsBank, N.A.                                   $3,095,238                         $5,447,619

 ABN AMRO Bank, N.V.                                 $3,095,238                         $5,447,619






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